                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

_X_ Preliminary information statement

___ Definitive information statement

___ Confidential, for use of the Commission only (as permitted by Rule
    14c-5(d)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

_X_ No fee required.

___ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (not applicable)

___ Fee paid previously with preliminary materials

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (not applicable)

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

XXX XX, 2002


Dear Variable Annuity and Variable Life Contract Owners:

      Although you are not a shareholder of Manufacturers Investment Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife USA and Manulife New York for such purposes.

      Enclosed please find the Trust's Information Statement regarding the following subadviser changes:

Portfolio                                 Former Subadviser                       New Subadviser
---------                                 -----------------                       --------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
                                                                                  ("DeAM")
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd. ("DeAMIS")

      In addition, Deutsche Asset Management, Inc has replaced SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts effective November 25, 2002. MFC Global Investment Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

      The investment advisory fee for the Real Estate Securities Trust has been lowered from .65% to .60%. All other advisory fees remain unchanged.

      PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

      If you have any questions regarding any of the proposals, please call one of the following numbers on any business day:

      For Manulife USA variable annuity contracts:                (800) 344-1029

      For Manulife USA variable life contracts:                   (800) 387-2747

      For Manulife New York variable annuity contracts:           (800) 551-2078

      For Manulife New York variable life contracts:              (888) 267-7784

                                    Sincerely,


                                    /s/ James D. Gallagher


                                    James D. Gallagher,
                                    Secretary
                                    Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST



                         ------------------------------



                      INFORMATION STATEMENT TO SHAREHOLDERS
                    REGARDING NEW SUBADVISORY AGREEMENTS FOR
                        THE REAL ESTATE SECURITIES TRUST,
                            THE DYNAMIC GROWTH TRUST,
          THE ALL CAP CORE TRUST (FORMERLY KNOWN AS THE GROWTH TRUST),
                         THE INTERNATIONAL STOCK TRUST,
                            AND THE LIFESTYLE TRUSTS


                         ------------------------------

                                  XXX XX, 2002

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
INFORMATION STATEMENT

Summary...............................................................................
New Subadvisory Agreement with Deutsche Asset Management, Inc.........................
New Subadvisory Agreement with Deutsche Asset Management Investment Services Ltd......
New Subadvisory Consulting Agreement with Deutsche Asset Management, Inc..............
Additional Information................................................................
Other Matters.........................................................................
Exhibit A - Executive Officers and Directors of Subadvisers...........................       A-1
Exhibit B - Deutsche Asset Management, Inc. Subadvisory Agreement.....................       B-1
Exhibit C - Deutsche Asset Management Investment Services Ltd Subadvisory Agreement...       C-1
Exhibit D - Deutsche Asset Management, Inc. Subadvisory Consulting Agreement..........       D-1

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108

                      INFORMATION STATEMENT TO SHAREHOLDERS
                    REGARDING NEW SUBADVISORY AGREEMENTS FOR
                        THE REAL ESTATE SECURITIES TRUST,
                            THE DYNAMIC GROWTH TRUST,
          THE ALL CAP CORE TRUST (FORMERLY KNOWN AS THE GROWTH TRUST),
                         THE INTERNATIONAL STOCK TRUST,
                            AND THE LIFESTYLE TRUSTS


                                   XXXXX, 2002

                                     SUMMARY

      Manufacturers Investment Trust (the "Trust") is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 60 portfolios with one series of shares for each portfolio ("Portfolio"). As Adviser to the Trust, Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser") selects, contracts with, compensates and monitors subadvisers to manage the investment and reinvestment of the assets of each of the Portfolios of the Trust. In addition, Manulife Securities monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of the subadvisers and reports periodically on such performance to the Board of Trustees of the Trust ("Board" or the "Trustees"). Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis. Manulife Financial Securities, LLC ("MFS LLC"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.

      On September 26-27, 2002, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved two new subadvisory agreements, as well as a subadvisory consulting agreement, which took effect on November 25, 2002. One of the new subadvisory agreements provide for the appointment of Deutsche Asset Management, Inc. ("DeAM") as subadviser to the Real Estate Securities Trust (formerly managed by Cohen & Steers Management Inc.), the Dynamic Growth Trust (formerly managed by Janus Capital Management
LLC), and the All Cap Core Trust (formerly managed by SSgA Funds Management, Inc. and known as the Growth Trust ). The other new subadvisory agreement provides for the appointment of Deutsche Asset Management Investment Services Ltd. ("DeAMIS") as subadviser to the International Stock Trust (formerly managed by T. Rowe Price International, Inc.). In addition, the subadvisory consulting agreement provides for the appointment of DeAM to replace SSgA Funds Management, Inc. as sub-subadviser to the LifeStyles Trusts effective November 25, 2002. MFC Global Investment Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts. Neither DeAM nor DeAMIS is an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).

      The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) and to change the terms of such agreements without shareholder approval. The Trust, therefore, is able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, a condition of this order is that notice be sent to shareholders informing them of new agreements. Therefore, this Information Statement is being supplied to shareholders to inform them about the new subadvisory agreements described above and will be mailed on or about XXX XX, 2002.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Definition of a Majority of Outstanding Voting Securities. As used in this Information Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at a Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

                            NEW SUBADVISORY AGREEMENT
                      WITH DEUTSCHE ASSET MANAGEMENT, INC.
                WITH RESPECT TO THE REAL ESTATE SECURITIES TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to November 25, 2002, Cohen & Steers Management, Inc. ("Cohen and Steers"), located at 757 Third Avenue, New York, New York 10017, was the subadviser to the Real Estate Securities Trust pursuant to a subadvisory agreement with the Adviser dated April 30, 2001 (the "Cohen & Steers Agreement").

      On September 26-27, 2002, the Board, including the Disinterested Trustees, voted to acknowledge the termination of the Cohen & Steers subadvisory agreement for the Real Estate Securities Trust and to approve a new subadvisory agreement between the Adviser and DeAM with respect to the Real Estate Securities Trust (the "DeAM Subadvisory Agreement"). Effective November 25, 2002, DeAM succeeded Cohen & Steers as subadviser to that Portfolio. DeAM is also subadviser to the Dynamic Growth Trust and the All Cap Core Trust (formerly the Growth Trust) pursuant to the terms of the DeAM Subadvisory Agreement.

      [THERE WERE NO SIGNIFICANT INVESTMENT POLICY CHANGES]

MANAGEMENT AND CONTROL OF DEAM

      Deutsche Asset Management, Inc., located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an institutional commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

      DeAM provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $97 billion.

      For information regarding the principal executive officers and directors of DeAM, see Exhibit A hereto.

DESCRIPTION OF NEW DEAM AND OLD COHEN & STEERS SUBADVISORY AGREEMENTS

      While the provisions of the new DeAM Subadvisory Agreement are substantially identical to the provisions of the old Cohen & Steers Subadvisory Agreement, the material differences between the agreements are noted below. The rate of subadvisory fees payable under the new DeAM Subadvisory Agreement is lower than the rate of subadvisory fees payable under the old Cohen & Steers Subadvisory Agreement. The description of the DeAM Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

      Management Services. Under the terms of the old Cohen & Steers Subadvisory Agreement and the new DeAM Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Cohen & Steers managed, and DeAM manages, the investment of the assets of the Real Estate Securities Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      Under the terms of the DeAM Subadvisory Agreement, DeAM is entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Board.

      Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Real Estate Securities Trust currently is obligated to pay the Adviser an advisory fee of .60% (prior to November 25, 2002 this fee was .65%).

      As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Real Estate Securities Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay Cohen & Steers under the Cohen & Steers Subadvisory Agreement and is obligated to pay DeAM under the DeAM Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. In connection with the aPPROVAL OF THE DEAM SUBADVISORY AGREEMENT FOR THE REAL ESTATE SECURITIES TRUST, THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES HAS ALSO BEEN DECREASED.

                                                        BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND       EXCESS OVER
REAL ESTATE SECURITIES TRUST        $50 MILLION       $200 MILLION        $500 MILLION        $500 MILLION
Old Cohen & Steers Subadvisory
Agreement                               .30%              .30%                .25%                .25%

New DeAM Subadvisory Agreement          .25%              .25%                .25%                .25%

      The following is a schedule of the fees and expenses that the Real Estate Securities Trust paid for the fiscal year ended December 31, 2001 (as an annual percentage of the current value of the net assets of that Portfolio):

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2001

                                                                                           Total Annual
Portfolio                                Advisory Fee            Other Expenses*        Operating Expenses
Real Estate Securities Trust                 0.76%                     0.07%                   0.83%

-------------
*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

      The following is a schedule of the fees and expenses that the Real Estate Securities Trust can expect to incur under the Advisory Agreement based on the net assets of that Portfolio as of December 31, 2001 reflecting the amendment to the Real Estate Securities Trust advisory fee and the Rule 12b-1 Plan implemented effective January 1, 2002:

                                    PRO FORMA
                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                   (UNAUDITED)

SERIES I SHARES

                                                                                              Total Annual
                                                                                               Operating
Portfolio                        Advisory Fee        Rule 12b-1 Fee      Other Expenses*        Expenses
---------                        ------------        --------------      ---------------        --------
Real Estate Securities              0.60%               0.15%                0.07%                0.82%
Trust

--------------

*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

SERIES II SHARES

                                                                                              Total Annual
                                                                                               Operating
Portfolio                        Advisory Fee        Rule 12b-1 Fee      Other Expenses*        Expenses
Real Estate Securities              0.60%               0.35%                0.07%                 1.02%
Trust


--------------

*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

      EXAMPLES: The following actual and pro forma Examples illustrate the expenses of investing in the Real Estate Securities Trust under the prior advisory fee for that Portfolio and the current decreased advisory fee included in the amendment to the Advisory Agreement. The Examples assume that the shareholder invests $10,000 in the Real Estate Securities Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                              SHAREHOLDER EXPENSES
                               PRIOR ADVISORY FEE
                                   (UNAUDITED)

Portfolio                       One Year    Three Years    Five Years    Ten Years
---------                       --------    -----------    ----------    ---------
Real Estate Securities Trust       $85          $265           $460        $1,025

                                    PRO FORMA
                              SHAREHOLDER EXPENSES*
                              CURRENT ADVISORY FEE
                                 SERIES I SHARES
                                   (UNAUDITED)

Portfolio                       One Year    Three Years    Five Years    Ten Years
---------                       --------    -----------    ----------    ---------
Real Estate Securities             $84         $262           $455         $1,014
Trust

--------------
*Reflects expenses an investor can expect to incur under the Advisory Agreement reflecting the proposed increased advisory fee.

                                    PRO FORMA
                              SHAREHOLDER EXPENSES*
                              CURRENT ADVISORY FEE
                                SERIES II SHARES
                                   (UNAUDITED)

Portfolio                       One Year    Three Years    Five Years    Ten Years
---------                       --------    -----------    ----------    ---------
Real Estate Securities            $104         $325           $563         $1,248
Trust

--------------

*Reflects expenses an investor can expect to incur under the Advisory Agreement reflecting the proposed increased advisory fee.

     THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Portfolio had the amendment to the Advisory Agreement been in effect for the period indicated above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the Portfolio if the amendment to the Advisory Agreement is approved. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife USA and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

     Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

     The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of
(a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

      -     the Trustees of the Trust;
      - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;
      -     the Adviser, or
      -     the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting held on September 26-27, 2002, the Board of Trustees, including a majority of the Disinterested Trustees, approved the DeAM Subadvisory Agreement.

      In evaluating the DeAM Subadvisory Agreement, the Board considered numerous factors, including:

      (i)   the nature and quality of the services to be provided by DeAM,
      (ii) performance information regarding the Real Estate Securities Trust relative to funds with similar objectives and policies,
      (iii) the financial statements of DeAM, and
      (iv) whether the proposed subadvisory fee and the expense ratio of the Real Estate Securities Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on September 26-27, 2002, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding DeAM. Representatives of DeAM gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, DeAM's plans for the Real Estate Securities Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

For the year ended December 31, 2001, the Adviser paid Cohen & Steers (and prior to April 30, 2001, a predecessor subadviser) subadvisory fees with respect to the Real Estate Securities Trust of $599,529 (0.271% of average net assets). If the DeAM Subadvisory Agreement had been in effect for the year ended December 31, 2001, the Adviser would have paid DeAM $553,102 (0.250% of average net assets), a decrease of $46,427 from the subadvisory fee paid to Cohen & Steers for the year ended December 31, 2001.

ADVISORY FEES PAID

      For the year ended December 31, 2001, the Real Estate Securities Trust paid the Adviser advisory fees of $1,681,267 (0.760% of average net assets), of which $1,081,738 (.489% of average net assets) ($1,081,738 if the new agreement were in place) was retained by the Adviser after payment of the subadvisory fee for the Real Estate Securities Trust.

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the Real Estate Securities Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY DEAM

      DeAM does not currently act as adviser or subadviser to any other registered investment companies having similar investment objectives and policies to those of the Real Estate Securities Trust. The size of each of these funds and the rate of DeAM's compensation for each fund are as follows:

FUND         ASSETS AS OF 12/31/01           FEE RATE
NONE         N/A                             N/A

PRIOR BOARD AND SHAREHOLDER APPROVAL OF COHEN & STEERS SUBADVISORY AGREEMENT

      The Cohen & Steers Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held April 5-6, 2001 in connection with the initial approval of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the Cohen & Steers Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
                      WITH DEUTSCHE ASSET MANAGEMENT, INC.
                    WITH RESPECT TO THE DYNAMIC GROWTH TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to November 25, 2002, Janus Capital Management LLC ("Janus"), located at 100 Fillmore Street, Denver, Colorado 80206-4928, was the subadviser to the Dynamic Growth Trust pursuant to a subadvisory agreement with the Adviser dated March 28, 2002 (the "Janus Agreement").

      On September 26-27, 2002, the Board, including the Disinterested Trustees, voted to accept the resignation of Janus as subadviser to the Dynamic Growth Trust and to approve a new subadvisory agreement between the Adviser and DeAM with respect to the Dynamic Growth Trust (the "DeAM Subadvisory Agreement"). Effective November 25, 2002, DeAM succeeded Janus as subadviser to that Portfolio. DeAM is also subadviser to the Real Estate Securities Trust and the All Cap Core Trust (formerly the Growth Trust) pursuant to the terms of the DeAM Subadvisory Agreement.

      In connection with the approval of the DeAM Subadvisory Agreement the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of DeAM. These policies were changed so that the portfolio invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential. Under normal circumstances, the portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index.

MANAGEMENT AND CONTROL OF DEAM

      The management and control of DeAM is described above under "Management and Control of DeAM" above.

DESCRIPTION OF NEW DEAM AND OLD JANUS SUBADVISORY AGREEMENTS

      The provisions of the new DeAM Subadvisory Agreement are substantially identical to the provisions of the old Janus Subadvisory Agreement, except as noted below. The rate of subadvisory fees payable under the new DeAM Subadvisory Agreement is the same as the rate of subadvisory fees payable under the old Janus Subadvisory Agreement. The description of the DeAM Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

      Management Services. Under the terms of the old Janus Subadvisory Agreement and the new DeAM Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Janus managed, and DeAM manages, the investment of the assets of the Dynamic Growth Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      Under the terms of the DeAM Subadvisory Agreement, DeAM is entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Board.

      Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Dynamic Growth Trust currently is obligated to pay the Adviser an advisory fee of 0.850% on the first $500 million in net assets and 0.800% on net assets in excess of $500 million.

      As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Dynamic Growth Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay Janus under the Janus Subadvisory Agreement and is obligated to pay DeAM under the DeAM Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE DEAM SUBADVISORY AGREEMENT HAS RESULTED IN NO CHANGE IN EITHER THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR SUBADVISORY FEES PAYABLE TO DEAM BY THE ADVISER.

                                                        BETWEEN              BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND       EXCESS OVER
DYNAMIC GROWTH TRUST                $50 MILLION       $200 MILLION        $500 MILLION        $500 MILLION
Old Janus Subadvisory Agreement         .500%             .500%                .500%               .450%
New DeAM Subadvisory Agreement          .500%             .500%                .500%               .450%

     Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

      The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

      -     the Trustees of the Trust;
      - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;
      -     the Adviser, or
      -     the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting held on September 26-27, 2002, the Board of Trustees, including a majority of the Disinterested Trustees, approved the DeAM Subadvisory Agreement.

      In evaluating the DeAM Subadvisory Agreement, the Board considered numerous factors, including:

     (v)  the nature and quality of the services to be provided by DeAM,
     (vi) performance information regarding the Dynamic Growth Trust relative to funds with similar objectives and policies,
     (vii) the financial statements of DeAM, and
     (viii) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the Dynamic Growth Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on September 26-27, 2002, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding DeAM. Representatives of DeAM gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, DeAM's plans for the Dynamic Growth Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

      For the year ended December 31, 2001, the Adviser paid Janus subadvisory fees with respect to the Dynamic Growth Trust of $716,792 (0.537% of average net assets). If the DeAM Subadvisory Agreement had been in effect for the year ended December 31, 2001, the Adviser would have paid DeAM the same amount since there is no change in the fee.

ADVISORY FEES PAID

      For the year ended December 31, 2001, the Dynamic Growth Trust paid the Adviser advisory fees of $1,333,584 (1.000% of average net assets), of which $616,792 (0.463% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Dynamic Growth Trust.

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the Dynamic Growth Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY DEAM

      DeAM does not currently act as adviser or subadviser to any other registered investment companies having similar investment objectives and policies to those of the Dynamic Growth Trust. The size of each of these funds and the rate of DeAM's compensation for each fund are as follows:

FUND         ASSETS AS OF 12/31/01      FEE RATE
NONE         N/A                        N/A

PRIOR BOARD AND SHAREHOLDER APPROVAL OF JANUS SUBADVISORY AGREEMENT

      The Janus Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held December 6-7, 2001 in connection with the initial approval of the agreement (prior to March 28, 2002, an affiliate of Janus acted as subadviser to the portfolio). Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the Janus Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
                      WITH DEUTSCHE ASSET MANAGEMENT, INC.
                     WITH RESPECT TO THE ALL CAP CORE TRUST
                      (FORMERLY KNOWN AS THE GROWTH TRUST)

APPROVAL OF NEW SUBADVISORY AGREEMENT

      Prior to November 25, 2002, SSgA Funds Management, Inc. ("SSgA"), located at Two International Place, Boston, Massachusetts 02110, was the subadviser to the Growth Trust pursuant to a subadvisory agreement with the Adviser dated April 30, 2001 (the "SSgA Agreement").

      On September 26-27, 2002, the Board, including the Disinterested Trustees, voted to accept the resignation of SSgA as subadviser to the Growth Trust and to approve a new subadvisory agreement between the Adviser and DeAM with respect to the Growth Trust (the "DeAM Subadvisory Agreement"). In addition, the Board voted to approve the change of the name of the portfolio from the Growth Trust to the All Cap Core Trust. Effective November 25, 2002, DeAM succeeded SSgA as subadviser to that Portfolio. DeAM is also subadviser to the Real Estate Securities Trust and the Dynamic Growth Trust pursuant to the terms of the DeAM Subadvisory Agreement.

      In connection with the approval of the DeAM Subadvisory Agreement the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of DeAM. These policies were changed so that the All Cap Core Trust invests in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index. The portfolio may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

MANAGEMENT AND CONTROL OF DEAM

      The management and control of DeAM is described above under "Management and Control of DeAM."

DESCRIPTION OF NEW DEAM AND OLD SSGA SUBADVISORY AGREEMENTS

      The provisions of the new DeAM Subadvisory Agreement are substantially identical to the provisions of the old SSgA Subadvisory Agreement, except as noted below. In addition, the rate of subadvisory fees payable under the new DeAM Subadvisory Agreement is the same as the rate of subadvisory fees payable under the old SSgA Subadvisory Agreement. The description of the DeAM Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

      Management Services. Under the terms of the old SSgA Subadvisory Agreement and the new DeAM Subadvisory Agreement (collectively, the "Subadvisory Agreements"), SSgA managed, and DeAM manages, the investment of the assets of the All Cap Core Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      Under the terms of the DeAM Subadvisory Agreement, DeAM is entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Board.

      Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The All Cap Core Trust currently is obligated to pay the Adviser an advisory fee of 0.700% of the first $500 million of net asets and 0.650% of net assets in excess of $500 million.

      As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the All Cap Core Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay SSgA under the SSgA Subadvisory Agreement and is obligated to pay DeAM under the DeAM Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE DEAM SUBADVISORY AGREEMENT HAS RESULTED IN NO CHANGE IN EITHER THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR SUBADVISORY FEES PAYABLE TO DEAM BY THE ADVISER.

ALL CAP CORE TRUST (FORMERLY THE                        BETWEEN              BETWEEN
GROWTH TRUST)                          FIRST        $50 MILLION AND     $200 MILLION AND       EXCESS OVER
                                    $50 MILLION       $200 MILLION        $500 MILLION        $500 MILLION
Old SSgA Subadvisory Agreement         .350%             .350%                .350%               .300%
New DeAM Subadvisory Agreement         .350%             .350%                .350%               .300%

     Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

      The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

     -    the Trustees of the Trust;
     - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;
     -    the Adviser, or

     -    the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting held on September 26-27, 2002, the Board of Trustees, including a majority of the Disinterested Trustees, approved the DeAM Subadvisory Agreement.

      In evaluating the DeAM Subadvisory Agreement, the Board considered numerous factors, including:

     (ix) the nature and quality of the services to be provided by DeAM,
     (x) performance information regarding the All Cap Core Trust relative to funds with similar objectives and policies,
     (xi) the financial statements of DeAM, and
     (xii) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the All Cap Core Trust would be consistent with the fees and expense ratios of other comparable portfolios.

      At the meeting held on September 26-27, 2002, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding DeAM. Representatives of DeAM gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, DeAM's plans for the All Cap Core Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

      For the year ended December 31, 2001, the Adviser paid SSgA subadvisory fees with respect to the Growth Trust (now known as the All Cap Core Trust) of $1,938,374 (0.365% of average net assets). If the DeAM Subadvisory Agreement had been in effect for the year ended December 31, 2001, the Adviser would have paid DeAM the same amount since there is no change in the subadvisory fee.

ADVISORY FEES PAID

      For the year ended December 31, 2001, the Growth Trust (now known as the All Cap Core Trust) paid the Adviser advisory fees of $4,516,825 (0.850% of average net assets), of which $2,578,451 (0.485% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Growth Trust.

OWNERSHIP OF THE TRUST

      For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

      A description of the portfolio brokerage policies applicable to the All Cap Core Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY DEAM

      DeAM does not currently act as adviser or subadviser to any other registered investment companies having similar investment objectives and policies to those of the All Cap Core Trust. The size of each of these funds and the rate of DeAM's compensation for each fund are as follows:

FUND              ASSETS AS OF 12/31/01              FEE RATE
NONE              N/A                                N/A

PRIOR BOARD AND SHAREHOLDER APPROVAL OF SSGA SUBADVISORY AGREEMENT

      The SSgA Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held September 20-21, 2001 in connection with a decrease in the subadvisory fee. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the SSgA Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
             WITH DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD.
                  WITH RESPECT TO THE INTERNATIONAL STOCK TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

         Prior to November 25, 2002, T. Rowe Price International, Inc. ("T. Rowe International"), located at 100 East Pratt Street, Baltimore, Maryland 21202, was the subadviser to the International Stock Trust pursuant to a subadvisory agreement with the Adviser dated August 8, 2000 (the "T. Rowe International Agreement").

         On September 26-27, 2002, the Board, including the Disinterested Trustees, voted to accept the resignation of T. Rowe International as subadviser to the International Stock Trust and to approve a new subadvisory agreement between the Adviser and DeAMIS with respect to the International Stock Trust (the "DeAMIS Subadvisory Agreement"). Effective November 25, 2002, DeAMIS succeeded T. Rowe International as subadviser to that Portfolio.

              In connection with the approval of the DeAMIS Subadvisory Agreement the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of DeAMIS. These policies were changed so that the International Stock Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE Index has a median market capitalization of over $2.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

MANAGEMENT AND CONTROL OF DEAMIS

         DeAMIS, located at One Appold Street, London, England, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         DeAMIS provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $6 billion.

DESCRIPTION OF NEW DEAMIS AND OLD T. ROWE INTERNATIONAL SUBADVISORY AGREEMENTS

         While the provisions of the new DeAMIS Subadvisory Agreement are substantially identical to the provisions of the old T. Rowe International Subadvisory Agreement, a number of the differences between the agreements are noted below. The rate of subadvisory fees payable under the new DeAMIS Subadvisory Agreement is the same as than the rate of subadvisory fees payable under the old T. Rowe International Subadvisory Agreement. The description of the DeAMIS Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit C.

         Management Services. Under the terms of the old T. Rowe International Subadvisory Agreement and the new DeAMIS Subadvisory Agreement (collectively, the "Subadvisory Agreements"), T. Rowe International managed, and DeAMIS manages, the investment of the assets of the International Stock Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

         Under the terms of the DeAMIS Subadvisory Agreement, DeAM is entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Board.

         Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The International Stock Trust currently is obligated to pay the Adviser an advisory fee of 0.850% of the first $500 million of net assets and 0.800% of net assets in excess of $500 million.

         As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the International Stock Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay T. Rowe International under the T. Rowe International Subadvisory Agreement and is obligated to pay DeAMIS under the DeAMIS Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE DEAMIS SUBADVISORY AGREEMENT HAS RESULTED IN NO CHANGE IN EITHER THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR SUBADVISORY FEES PAYABLE TO DEAMIS BY THE ADVISER.

                                                        BETWEEN              BETWEEN
                                       FIRST        $20 MILLION AND      $50 MILLION AND       EXCESS OVER
INTERNATIONAL STOCK TRUST           $20 MILLION       $50 MILLION         $200 MILLION        $200 MILLION
Old T. Rowe International
Subadvisory Agreement                  .750%             .600%                .500%                 *

New DeAMIS Subadvisory Agreement
                                       .750%             .600%                .500%                 *

* When the current value of the net assets of the Portfolio equals or exceeds $200,000.000, the Subadviser Percentage Fee is .500% of the current value of the net assets of the Portfolio. When the current value of the net assets of the Portfolio equals or exceeds $500,000,000, the Subadviser Percentage Fee is .450% of the current value of the net assets of the Portfolio.

         Voluntary Advisory and Subadvisory Fee Waivers.

The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trsut, Small Company Value Trust, Blue Chip Growth Trust, Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

        COMBINED ASSET LEVELS                                FEE REDUCTION

                                                  (AS A PERCENTAGE OF THE ADVISORY
                                                   FEE)
        First $750 million                                   0.00%
        Between $750 million and $1.5 billion                5.00%
        Between $1.5 billion and $3.0 billion                7.50%
        Over $3.0 billion                                    10.00%

The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

         Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

         The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

         The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

         -        the Trustees of the Trust;
         - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;
         -        the Adviser, or
         -        the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

         At its meeting held on September 26-27, 2002, the Board of Trustees, including a majority of the Disinterested Trustees, approved the DeAMIS Subadvisory Agreement.

         In evaluating the DeAMIS Subadvisory Agreement, the Board considered numerous factors, including:

         (xiii) the nature and quality of the services to be provided by DeAMIS,
         (xiv) performance information regarding the International Stock Trust relative to funds with similar objectives and policies,
         (xv)     the financial statements of DeAMIS, and
         (xvi) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the International Stock Trust would be consistent with the fees and expense ratios of other comparable portfolios.

         At the meeting held on September 26-27, 2002, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding DeAMIS. Representatives of DeAMIS gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, DeAMIS's plans for the International Stock Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

         For the year ended December 31, 2001, the Adviser paid T. Rowe International subadvisory fees with respect to the International Stock Trust of $1,342,982 (0.500% of average net assets). If the DeAMIS Subadvisory Agreement had been in effect for the year ended December 31, 2001, the Adviser would have paid DeAMIS the same amount since there is no change in the subadvisory fee.

ADVISORY FEES PAID

         For the year ended December 31, 2001, the International Stock Trust paid the Adviser advisory fees of $2,820,263 (1.050% of average net assets), of which $1,477,281 (0.550% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the International Stock Trust.

OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the International Stock Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY DEAM

         DeAMIS does not currently act as adviser or subadviser to any other registered investment companies having similar investment objectives and policies to those of the International Stock Trust. The size of each of these funds and the rate of DeAMIS's compensation for each fund are as follows:

FUND                   ASSETS AS OF 12/31/01           FEE RATE
NONE                   N/A                             N/A

PRIOR BOARD AND SHAREHOLDER APPROVAL OF SSGA SUBADVISORY AGREEMENT

         The T. Rowe International Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held September 26-27, 2002 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust, which is discussed above under "SUMMARY," no shareholder approval was required for the T. Rowe International Subadvisory Agreement.

                      NEW SUBADVISORY CONSULTING AGREEMENT
                      WITH DEUTSCHE ASSET MANAGEMENT, INC.

APPROVAL OF NEW SUBADVISORY CONSULTING AGREEMENT

         Prior to November 25, 2002, SSgA Funds Management, Inc. ("SSgA"), located at Two International Place, Boston, Massachusetts 02110, was the sub-subadviser to the Lifestyle Trusts pursuant to a subadvisory consulting agreement with MFC Global Investment Management (U.S.A.) Limited ("MFC Global") dated April 30, 2001 (the "SSgA Subadvisory Consulting Agreement").

         On September 26-27, 2002, the Board, including the Disinterested Trustees, voted to accept the resignation of SSgA as sub-subadviser to the Lifestyle Trusts and to approve a new subadvisory consulting agreement between MFC Global and DeAM with respect to the Lifestyle Trusts (the "DeAM Subadvisory Consulting Agreement"). Effective November 25, 2002, DeAM succeeded SSgA as sub-subadviser to the Lifestyle Trusts. DeAM is also subadviser to the Real Estate Securities Trust, the Dynamic Growth Trust, and the All Cap Core Trust (formerly the Growth Trust) pursuant to the terms of the DeAM Subadvisory Agreement.

MANAGEMENT AND CONTROL OF DEAM

         A description of the "Management and Control of DeAM is forth above under "Management and Control of DeAM."

DESCRIPTION OF NEW DEAM AND OLD SSGA SUBADVISORY CONSULTING AGREEMENTS

         While the provisions of the new DeAM Subadvisory Consulting Agreement are substantially identical to the provisions of the old SSgA Subadvisory Consulting Agreement (collectively, the "Subadvisory Consulting Agreements"), a number of the differences between the agreements are noted below. The rate of subadvisory consulting fees payable under the new DeAM Subadvisory Agreement is the same as the rate of subadvisory consulting fees payable under the old SSgA Subadvisory Agreement. The description of the DeAMIS Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit D.

         Management Services. Under the terms of the old SSgA Subadvisory Consulting Agreement and the new DeAM Subadvisory Consulting Agreement (collectively, the "Subadvisory Consulting Agreements"), SSgA provided, and DeAM provides the following information and services to the Subadviser:

     (a) calculate the probability that the subadvisers to the non-Lifestyle Trust portfolios out perform their performance benchmarks;

     (b) perform statistical performance analysis of historical manager returns for managers that the subadviser would like to include in its potential line up on a quarterly basis;

     (c) using proprietary optimization technology, seek to optimize Lifestyle Trust investments consistent with the performance objective specified by MFC Global on a quarterly basis and

     (d) consult with MFC Global to explain proposed allocations on a quarterly basis and review past performance of Lifestyle Trusts.

         DeAM, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

         DeAM is entitled to sub-delegate, where necessary, the performance of any or all of its services to any member of a company controlled by its parent Deutsche Bank AG, provided such delegation would not violate the anti-assignment provisions of the Investment Advisers Act. In which case, it would not be permitted without the approval of the Trustees.

         Subadvisory Consulting Fees. As compensation for its services, DeAM receives a fee from MFC Global computed separately for each of the Lifestyles Trusts. The fee for each Lifestyle Trust are stated as an annual percentage of the current value of the net assets of each Portfolio and are accrued daily and paid monthly. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust.

         The following is a schedule of the subadvisory consulting fees that MFC GLobal was obligated to pay SSgA under the SSgA Subadvisory Consulting Agreement and is obligated to pay DeAM under the DeAM Subadvisory Consulting Agreement. THESE FEES ARE PAID BY MFC GLOBAL OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE DEAM SUBADVISORY AGREEMENT HAS RESULTED IN NO CHANGE IN EITHER THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR SUBADVISORY FEES PAYABLE TO MFC GLOBAL BY THE ADVISER.

                                FIRST        EXCESS OVER
LIFESTYLE TRUSTS             $100 MILLION    $100 MILLION
AGGRESSIVE 1000 TRUST
    Old SSgA Subadvisory
    Agreement - Lifestyle
    Aggressive 1000 Trust       .075%            .050%

    New DeAM Subadvisory
    Agreement - Lifestyle
    Aggressive 1000 Trust       .075%            .050%

    GROWTH 820 TRUST
    Old SSgA Subadvisory
    Agreement - Lifestyle
    Growth 820 Trust            .075%            .050%

    New DeAM Subadvisory
    Agreement - Lifestyle
    Growth 820 Trust            .075%            .050%

    BALANCED 640 TRUST
    Old SSgA Subadvisory
    Agreement - Lifestyle
    Balanced 640 Trust          .075%            .050%

    New DeAM Subadvisory
    Agreement - Lifestyle
    Balanced 640 Trust          .075%            .050%

    MODERATE 460 TRUST
    Old SSgA Subadvisory
    Agreement - Lifestyle
    Moderate 460 Trust          .075%            .050%

    New DeAM Subadvisory
    Agreement - Lifestyle
    Moderate 460 Trust          .075%            .050%

    CONSERVATIVE 280 TRUST

    Old SSgA Subadvisory
    Agreement - Lifestyle
    Conservative 280 Trust      .075%            .050%

    New DeAM Subadvisory
    Agreement - Lifestyle
    Conservative 280 Trust      .075%            .050%

         Voluntary Advisory Fee Waivers.

Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

         These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

         Approval, Amendment and Termination. The Subadvisory Consulting Agreements require approval of the agreements as to each Lifestyle Trust by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to each Lifestyle Trust for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

         The Subadvisory Consulting Agreements may be amended by MFC Globa and DeAM provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of any continuance of or amendment to the Subadvisory Consulting Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

         The Subadvisory Consulting Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

         -        the Trustees of the Trust;
         - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;
         -        MFC Global, or
         -        DeAM.

The Subadvisory Consulting Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Subadvisory Agreement between the MFC Global and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

         At its meeting held on September 26-27, 2002, the Board of Trustees, including a majority of the Disinterested Trustees, approved the DeAM Subadvisory Consulting Agreement.

         In evaluating the DeAM Subadvisory Consulting Agreement, the Board considered numerous factors, including:

         (xvii) the nature and quality of the services to be provided by DeAM, (xviii) performance information regarding the Lifestyle Trusts relative to funds with similar objectives and policies,
         (xix)   the financial statement of DeAM, and
         (xx) whether the proposed subadvisory consulting fees, including breakpoints, and the expense ratios of the Lifestyle Trusts would be consistent with the fees and expense ratios of other comparable portfolios.

         At the meeting held on September 26-27, 2002, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding DeAM. Representatives of DeAM gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, DeAM's plans for the Lifestyle Trusts. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

         For the year ended December 31, 2001, the Adviser paid SSgA subadvisory consulting fees with respect to the Lifestyle Trusts as noted in the chart below. If the DeAM Subadvisory Consulting Agreement had been in effect for the year ended December 31, 2001, the Adviser would have paid DeAM the same amount since there is no change in the subadvisory fee.

                                 FEES           PERCENT OF AVERAGE NET ASSETS
                                 ----           -----------------------------
Lifestyle Aggressive:......      $106,769                 0.065%
Lifestyle Growth: .........       329,528                 0.054%
Lifestyle Balanced:........       334,001                 0.054%
Lifestyle Moderate:........       127,899                 0.062%
Lifestyle Conservative:....        91,970                 0.069%


ADVISORY FEES PAID

         For the year ended December 31, 2001, the Lifestyle Trust paid the Adviser the advisory fees noted in the chart below. None of which were retained by the Adviser after payment of the subadvisory fees for the Lifestyle Trusts.

                                 FEES             PERCENT OF AVERAGE NET ASSETS
                                 ----             -----------------------------
Lifestyle Aggressive:......      106,769                   0.065%
Lifestyle Growth: .........      329,528                   0.054%
Lifestyle Balanced:........      334,001                   0.054%
Lifestyle Moderate:........      127,899                   0.062%
Lifestyle Conservative:....       91,970                   0.069%

OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the Lifestyle Trusts is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY DEAM

         DeAM does not currently act as adviser or subadviser to any other registered investment companies having similar investment objectives and policies to those of the Lifestyle Trusts. The size of each of these funds and the rate of DeAM's compensation for each fund are as follows:

FUND                          ASSETS AS OF 12/31/01           FEE RATE
NONE                          N/A                             N/A

PRIOR BOARD AND SHAREHOLDER APPROVAL OF SSGA SUBADVISORY AGREEMENT

         The SSgA Subadvisory Consulting Agreement was most recently approved by the Board of Trustees at a meeting held June 27-28, 2002 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the SSgA Subadvisory Consulting Agreement.

                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

         The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). As of December 31, 2001, the shares of the Trust, including the shares of the Real Estate Securities Trust, the Dynamic Growth Trust, the All Cap Core (formerly the Growth Trust), the International Stock Trusts and the Lifestyle Trusts, were legally owned by: (i) The Manufacturers Life Insurance Company (U.S.A) ("Manulife USA") and (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"). The parent of both Manulife USA and Manulife New York is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

         Manulife U.S.A. Manulife U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 38500 Woodward Avenue, Bloomfield Hills, Michigan 48304. Its Insurance and Pension Service Office address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Its Annuity Service Office address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife U.S.A. holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Account H and variable life contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Accounts A, I, L, and N, all of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account. Manulife USA also holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

         Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

PORTFOLIO BROKERAGE

         Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades

         In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

         -        price, dealer spread or commission, if any,
         - the reliability, integrity and financial condition of the broker-dealer,
         -        size of the transaction,
         -        difficulty of execution, and
         -        brokerage and research services provided.

         Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

         Soft Dollar Considerations

         In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

         Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

         -        the value of securities,
         -        the advisability of purchasing or selling securities,
         - the availability of securities or purchasers or sellers of securities, and
         -        analyses and reports concerning (a) issuers, (b) industries,
                  (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

         To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

         Sales Volume Considerations

         Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2001, the following brokers were affiliated brokers of the listed portfolios:

Broker                                                   Portfolio                         Explanation
State Street Brokerage Services, a division     All Cap Core Trust (formerly,    Affiliated broker due to the
of State Street Capital Markets, LLC            "Growth Trust")                  position of State Street Global
                                                                                 Advisors as the former subadviser
                                                                                 to this Portfolio.

Robert Fleming                                  International Stock Trust        Affiliated broker due to the
Jardine Fleming                                                                  position of T. Rowe Price
Ord Minnet                                                                       International, Inc. as the former
                                                                                 subadviser to this Portfolio.

Commissions Paid to Robert Fleming

         For the years ended December 31, 2001, 2000, 1999 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                                          % of Aggregate
                                                             % of Portfolio's Brokerage    $ Amount of
                                                               Commissions Represented     Transactions
Portfolio                                     Commissions          for the Period         for the Period
    Year ended December 31, 2001:
    International Stock Trust                   $     0                      0.00%                0.00%

    Year ended December 31, 2000:
    International Stock Trust                   $10,317                      1.90%                0.00%

    Year ended December 31, 1999:
    International Stock Trust                   $   240                      0.07%                0.00%


Commissions Paid to Ord Minnet

         For the year ended December 31, 1999, no brokerage commissions were paid to ORD MINNET. For the years ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                          % of Aggregate
                                                             % of Portfolio's Brokerage   $ Amount of
                                                               Commissions Represented    Transactions
Portfolio                                     Commissions        for the Period           for the Period
Year ended December 31, 2001:
International Stock Trust.................       $  760                      0.21%                0.00%
Year ended December 31, 2000:
International Stock Trust.................       $1,526                      0.28%                0.00%

Commissions Paid to Jardine Fleming

         For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to JARDINE FLEMING as follows:

                                                                                          % of Aggregate
                                                             % of Portfolio's Brokerage   $ Amount of
                                                               Commissions Represented    Transactions
Portfolio                                     Commissions          for the Period         for the Period
Year ended December 31, 2001:
International Stock Trust.................        $0                         0.00%                0.00%
Year ended December 31, 2000:
International Stock Trust.................       $10,461                     1.93%                0.00%
Year ended December 31, 1999:
International Stock Trust.................       $ 4,138                     1.17%                0.02%

                                  OTHER MATTERS


         The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2001 to any shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to the Trust at 73 Tremont Street, Boston, Massachusetts 02108,
Attn: Gordon Shone.

         Manufacturers Securities Services, LLC ("Manulife Securities"), the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The principal underwriter of the Trust and of certain insurance contracts issued by affiliate of the Trust is Manulife Financial Securities, LLC.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

         The cost of the preparation, printing and distribution of this Information Statement is an expense of Manulife Securities.

                                    EXHIBIT A

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                     DEUTCHE ASSET MANAGEMENT, INC. ("DEAM")

NAME AND ADDRESS*    POSITION WITH DEAM                         PRINCIPAL OCCUPATION
-----------------    ------------------                         --------------------
Stephen R. Burke     Director

Lori Callahan        Director, President

Deborah N. Shiebler  Director

Gwyn Thomas          Director

Dave Baldt           Executive Vice President

Gary Bartlett        Executive Vice President

William G.           Executive Vice President, Secretary,
Butterfly, III       General Counsel and Chief Legal Officer

Amy Olmert           Chief Compliance Officer

Gwyn Thomas          Treasurer

Joseph Rice          Assistant Treasurer

John H. Kim          Assistant Treasurer

*The business address of each such person ,unless otherwise noted, is 280 Park Avenue, New York, New York 10017.

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD. ("DEAMIS")

NAME AND ADDRESS*    POSITION WITH DEAMIS                         PRINCIPAL OCCUPATION
-----------------    --------------------                         --------------------
Annete Jane          Director and Chief Executive Officer
Fraser               Head of Global Fixed Income Product

Mathew Alan Linsey   Director
                     Head of the Global Emerging Markets Team

Alexander Teddler    Director
                     Head of International Select Equity
                     Strategy, portfolio manager and analyst
                     for Core EAFE strategy and Head of the
                     Global Sector Insurance Team.

Richard Charles      Director
Wilson               Member of the Global Equity Portfolio
                     Team, Head of Global Utility Research and
                     UK & Pan European Fund Manager.

NAME AND ADDRESS*    POSITION WITH DEAMIS                         PRINCIPAL OCCUPATION
-----------------    --------------------                         --------------------
Stephen William      Head of Research  - Equities and Member of
Barrow               the UK Model Portfolio Team.

Paul Anthony Burke   Legal Officer

Ian David Clarke     Chief Investment Officer of Global Fixed
                     Income

Rodney Angelo        Director of the Index Group (London)
Francis Fernandes

Robert Guzman        Head of Derivatives for the Fixed Income
                     and Equity Trading Areas

Carole Hellen        Managing Director within the Compliance
Ryan Hofbeck         Department and Compliance Officer

Simon Kempton        Chief Operating Officer

Paul Anthony         Head of Currency (London Currency Team)
Stephen Lambert

Alexandra McCabe     Head of Pan Equity European Trading

Adam David Seitchik  Chief Global Strategist
                     Chairman of the Investment Policy Committee

Karl Stephen         Chief Investment Officer (Equities)
Sternberg

*The business address of each such person ,unless otherwise noted, is One Appold Street. London, England.

                                    EXHIBIT B

                           DEAM SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 23rd day of November, 2002, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended and provided to the Subadviser from time to time. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended and provided to the Subadviser from time to time. The Adviser shall notify the Subadviser in advance of any amendments thereto relating to the Portfolio; Further, failure of the Subadviser to meet the investment objectives of the Portfolio as described in the Trust's registration statement will not constitute a breach of this Agreement.

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the management of the investments of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will have complete discretion to select brokers and dealers, which may be brokers or dealers that are affiliated with Subadviser, to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. Subject to such policies or practices as may be described in the registration statement, as amended, in Subadviser's selection of such brokers and dealers, it is understood and agreed that Subadviser may take into consideration the broker's commission rates or principal spreads, research capabilities, executions, reliability, efficiency and other factors, and that, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, Subadviser shall have no duty to obtain the lowest commission or best net price for the Portfolios on any particular transaction The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. The Trust shall be responsible for all brokerage fees and costs.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. Subject to applicable laws and regulations, including Rule 10f-3 under the Investment Company Act of 1940, Subadviser may purchase securities from an unaffiliated syndicate member in an underwriting in which an affiliated broker-dealer participates in the management activities of the syndicate.

f. Physical custody of all Portfolio assets, including cash and equivalents, shall be held by a custodian appointed thereby. Subadviser shall at no time receive, retain nor physically control any assets forming any part of the Portfolios. All transactions authorized by this Agreement shall be transacted through the custodian. Subadviser shall not be liable to the Adviser, the Trust or the Trustees for any action or omission of the custodian.

g. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

h The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

i The Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees.

j. No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

k. The Adviser and the Trustees acknowledge receipt and review of a copy of Subadviser's Form ADV Part II. The Adviser may terminate this contract within five business days of receipt of Form ADV Part II without penalty.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

a. Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

b. The Subadviser and any of its directors, officers or employees shall not in any event have any liability to the Adviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Subadviser or any of its affiliates, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, either on sixty days' written notice to the Adviser and the Subadviser, or (ii) by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

      All acts done by Subadviser pursuant to this Agreement prior to the termination date shall be fully binding upon Adviser and the Trust and upon the successors and assigns of each. Adviser's and/or the Trust's obligations to pay all brokerage, custodian and Subadviser compensation and other expenses of the Trust arising under this Agreement prior to the termination date shall survive termination of this Agreement.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any

Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   Representations OF THE ADVISER

(a.) The Adviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

3. as a condition of the provision of services by the Subadviser hereunder, it will provide to the Subadviser such documents as it may require as evidence of the Adviser's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation of or supplements to such documents relevant to the authority of the Adviser to enter into this Agreement;

4. it will notify the Subadviser promptly if there is any change to the investment policies of the Portfolio and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement. The Adviser acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide;

5. it has delivered to Subadviser a true and complete copy of the Portfolios' prospectus and statement of additional information as well as all applicable procedures adopted by the Board of the Trustees of the Trust and will promptly provide the Subadviser with amendments to these documents;

6. except as Subadviser has been informed in writing to the contrary and except as otherwise provided in the Portfolios' prospectus and statement of additional information and any of the Trust policies that have been provided to the Subadviser, there are no restrictions which would prevent or limit investment of assets of the Portfolios in any manner whatsoever and that if any such restriction should be effected, Subadviser shall be promptly informed in writing as to the nature and extent of any such restriction; and

7. The Subadviser is responsible for ensuring that each Portfolio complies with all applicable investment restrictions set forth in (a) each Portfolio's prospectus and statement of additional information, (b) any Trust procedures that are provided to the Subadviser and (c) in all applicable laws and regulations, including without limitation, the Investment Company Act of 1940 and the Internal Revenue Code. The Adviser is responsible for compliance with any applicable investment restrictions that apply to all Trust portfolios in the aggregate.

      (b.) The Subadviser represents, warrants and agrees on a continuing basis the following:

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.    it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

16.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                              Manufacturers Securities Services, LLC

                         by:  The Manufacturers Life Insurance Company (U.S.A.),
                                              Managing Member


                                   /s/James D.Gallagher
                                   --------------------
                                   James D. Gallagher, Executive Vice President, Secretary and General Counsel

                              Deutsche Asset Management, Inc.



                         by:  /s/William G. Butterly
                              ----------------------
                              William G. Butterly

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for the following Portfolio(s) of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                   BETWEEN        BETWEEN
                                                 $50,000,000    $200,000,000
                                     FIRST            AND           AND         EXCESS OVER
PORTFOLIO                         $50,000,000    $200,000,000   $500,000,000   $500,000,000
---------                         -----------    ------------   ------------   ------------
Real Estate Securities Trust           .25%           .25%           .25%           .25%

Dynamic Growth Trust                  .500%          .500%          .500%          .450%

All Cap Core Trust                    .350%          .350%          .350%          .300%

      The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

      If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                    EXHIBIT C

                          DEAMIS SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

AGREEMENT made this 23rd day of November, 2002, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Deutsche Asset Management Investment Services Limited, a corporation organized and existing under the laws of England and Wales and regulated by the Financial Services Authority in the United Kingdom ("FSA"), (the "Subadviser").

The Adviser is classified as a Market Counterparty under the rules of the FSA in the United Kingdom (the "FSA Rules"). However, the Subadviser chooses to treat all Market Counterparties in the same way as it treats its Intermediate Customers.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio's Prospectus and Statement of Additional Information, as amended and provided to the Subadviser from time to time. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Portfolio's Prospectus and Statement of Additional Information, as amended and provided to the Subadviser from time to time. The Adviser shall and notify the Subadviser in advance of any amendments thereto relating to the Portfolio. Further, failure of the Subadviser to meet the investment objectives of the Portfolio as described in the Portfolio's Prospectus and Statement of Additional Information will not constitute a breach of this Agreement;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolio for which market quotations are not readily available.

b. The Subadviser, will be responsible for its own overhead expense, and will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset value and shareholder accounting services).

c. Subject to applicable laws and regulations, the Subadviser will have complete discretion to select brokers and dealers, which may be brokers or dealer that are Group Companies to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Trustees and described in the Portfolio's Prospectus and Statement of Additional Information, as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. For the avoidance of doubt the Trust shall be responsible for any costs properly incurred under this Agreement, including all brokerage fees and costs.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

      The Adviser recognizes that each individual aggregated transaction may operate to the advantage or disadvantage of the Adviser or the Trust. When a Portfolio transaction has been aggregated, the Adviser agrees that the relevant investment must be allocated to the Portfolio within the number of business days of the transaction as required by the FSA Rules from time to time.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolio.

h. Subject to the Trustees' prior approval, the Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a group companies controlled by Deutsche Bank AG ("Group Companies").

i. Group Companies are involved in many different commercial activities and the Subadviser acts for a wide range of clients, some of which may have similar objectives to those of the Adviser. Subject always to the overriding principle of best execution and all applicable laws including, without limitation, the Investment Company Act of 1940 (the "Investment Company Act") and Rules 17e-1, 17a-7 and 10f-3 thereunder, the Subadviser shall have discretion to effect, without prior reference to the Adviser, transactions in which the Subadviser or a Group Company has directly or indirectly a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser 's duty to the Adviser and the Trust. Nothing in this Agreement shall prevent the Subadviser or a Group Company entering into transactions with or for the Portfolio, including programmed trades, acting as both market-maker and broker, principal or agent, dealing with other Group Companies and other clients, and generally effecting transactions as provided above as long as all applicable laws and rules are complied with. Neither the Subadviser nor any Group Company shall be liable to account to the Adviser for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions as long as all applicable laws and rules are complied with. A statement giving examples of actual or potential material interests and conflicts which may arise will be made available by the Subadviser to the Adviser and the Trust on its request.

j. No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

k. Telephone conversations with the Adviser may be recorded and monitored by the Subadviser.

3.    COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

a. Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

b. The Subadviser and any of its directors, officers or employees shall not in any event have any liability to the Adviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Subadviser or any of its Group Companies, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

A statement describing clients' rights to compensation in the event of the Subadviser's inability to meet any of its liabilities is available on request.

5.    CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.    REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      CONFIDENTIALITY

a. The Subadviser will respect and protect the confidentiality of all information concerning the Portfolio and the Adviser and will not, without the Adviser's prior written consent, disclose any such information to a third party (other than a Group Company) except: (i) in connection with its performance under this Agreement (which may include, without limitation, disclosure of the name of the Adviser to any broker, dealer or market maker); or (ii) as required by law or competent authority; or (iii) on the Adviser's default either under this Agreement or under any other agreement which the Subadviser has entered into on the Adviser's behalf pursuant to this Agreement, whereupon the Subadviser may disclose to a third party the Adviser's names, addresses and such other information either as the Subadviser deems reasonably necessary or as any counterparty reasonably requires.

b. To the extent permitted by applicable laws and regulations, the Subadviser may collect, use and disclose personal data about the Adviser and may also transfer such personal data to any country, including countries outside the European Economic Area, for any purpose set out above.

16.      REPRESENTATIONS OF THE ADVISER

(a) The Adviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

3. except as otherwise disclosed in writing to the Subadviser, the assets comprising the Portfolio are and will remain free of all liens, charges and other encumbrances, and that the Adviser is absolutely entitled to pass ownership of Portfolio assets with full title guarantee as if it were beneficially entitled thereto;

4. as a condition of the provision of services by the Subadviser hereunder, it will produce to the Subadviser such documents as it may require as evidence of the Adviser's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation of or supplements to such documents relevant to the authority of the Adviser to enter into this Agreement; and

5. it will notify the Subadviser promptly in there is any material change to the investment policies of the Portfolio, and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement. The Adviser acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide.

(b) The Subadviser represents, warrants and agrees on a continuing basis the following:-

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.    it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

17.      COMPLAINTS

The Subadviser maintains procedures in accordance with the FSA Rules for the effective consideration and handling of customer complaints. Complaints will be considered promptly by a senior executive of the Subadviser who is not personally involved in the subject matter of the complaint.

18.      GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.      LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                     Manufacturers Securities Services, LLC

           by:      The Manufacturers Life Insurance Company (U.S.A.),
                    Managing Member



                           /s/ James D. Gallagher
                           -----------------------------------------------
                           James D. Gallagher, Executive Vice President, Secretary and General Counsel



                           Deutsche Asset Management Investment Services Limited

                     by:   /s/Paul Burke
                           -----------------------------------------------
                           Paul Burke

                                   APPENDIX A

The Subadviser shall serve as investment subadviser for the following Portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                           BETWEEN       BETWEEN
                                         $20,000,000  $ 50,000,000
                               FIRST         AND           AND       EXCESS OVER
PORTFOLIO                   $20,000,000  $50,000,000  $200,000,000  $200,000,000
International Stock Trust      .750%        .60%          .500%          *

         *When the current value of the net assets of the Portfolio equals or exceeds $200,000,000, the Subadviser Percentage Fee is .500% of the current value of the net assets of the Portfolio. When the current value of the net assets of the Portfolio equals or exceeds $500,000,000, the Subadviser Percentage Fee is .450% of the current value of the net assets of the Portfolio.

The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Portfolio's Prospectus and Statement of Additional Information as of the close of business on the previous business day on which the Trust was open for business.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                    EXHIBIT D

                      DEAM SUBADVISORY CONSULTING AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST

                        SUBADVISORY CONSULTING AGREEMENT

         AGREEMENT made this 23rd day of November, 2002, between MFC Global Investment Management (U.S.A.) Limited, a Colorado Corporation (the "Subadviser"), and Deutsche Asset Management, Inc., a Delaware corporation ("Deutsche"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF DEUTSCHE

         Deutsche undertakes to provide the services described in Section 2 below in connection with the Subadviser's management of the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust, and the Lifestyle Conservative 280 Trust (collectively, the "Lifestyle Trusts"), subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the adviser to the Trust, Manufacturers Securities Services, LLC (the "Adviser"). Deutsche will be an independent contractor and will have no authority to act for or represent the Trust or Subadviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Subadviser.

         Deutsche represents that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act").

2.       SERVICES TO BE RENDERED BY DEUTSCHE

a. Deutsche will provide the Subadviser the following information and services as may be requested by the Subadviser from time to time:

         i.

                  - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;

                  - perform statistical performance analysis of historical manager returns for managers that the Subadviser would like to include in its potential line up on a quarterly basis;

                  - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that the Subadviser may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;

                  - consult with the Subadviser to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

b. Deutsche, at its expense, will furnish all necessary (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

c. Deutsche shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees.

3.       COMPENSATION OF DEUTSCHE

         The Subadviser will pay Deutsche with respect to each Lifestyle Trust the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF DEUTSCHE

a. Neither Deutsche nor any of its directors, officers or employees shall be liable to the Adviser, the Subadviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Subadviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of Deutsche or any of its directors.

b. Deutsche and any of its directors, officers or employees shall not in any event have any liability to the Subadviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Deutsche or any of its affiliates, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in Deutsche as trustees, officers, partners or otherwise; that employees, agents and partners of Deutsche are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Deutsche may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.       REGULATION

         Deutsche shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Lifestyle Trust on the later of:

(i)      its execution, and

(ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below.

         The Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Lifestyle Trust only so long as such continuance is specifically approved at least annually either (i) by the Trustees of the Trust or (ii) by a majority of the outstanding voting securities of the Lifestyle Trusts, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of the Agreement, or of any continuance of the Agreement, shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Lifestyle Trust votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the Agreement or (b) all the Lifestyle Trusts.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, Deutsche will continue to provide the services described herein with respect to the affected Lifestyle Trust pending the required approval of the Agreement or its continuance or of a new contract with Deutsche or a different adviser or other definitive action; provided, that the compensation received by Deutsche in respect of such Lifestyle Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Lifestyle Trust by the vote of a majority of the outstanding voting securities of such portfolio, on sixty days' written notice to the Subadviser and Deutsche, or by the Subadviser or Deutsche on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), in the event the Subadvisory Agreement between the Subadviser and the Adviser terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason with respect to the Lifestyle Trusts.

8.       PROVISION OF CERTAIN INFORMATION BY DEUTSCHE

         Deutsche will promptly notify the Adviser and the Subadviser in writing of the occurrence of any of the following events:

a. Deutsche fails to be registered as an investment adviser under the Investment Advisers Act;

b. Deutsche is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in control of Deutsche within the meaning of the Investment Company Act.

9.       SERVICES TO OTHER CLIENTS

         The Subadviser understands, and has advised the Trust's Board of Trustees, that Deutsche now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Subadviser understands, and has advised the Trust's Board of Trustees that Deutsche and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Lifestyle Trusts. Deutsche is not obligated to initiate transactions for a Lifestyle Trust in any security which Deutsche, its affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of that Lifestyle Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the amendment or (b) all the Lifestyle Trusts of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Deutsche or the Subadviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      REPRESENTATIONS OF THE SUBADVISER

(a.) The Subadviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint Deutsche to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

3. as a condition of the provision of services by the Deutsche hereunder, it will produce to Deutsche such documents as it may require as evidence of the Subadviser's authority to enter into this Agreement, and will forthwith advise Deutsche of any variation of or supplements to such documents relevant to the authority of the Subadviser to enter into this Agreement; and

4. it will notify Deutsche promptly if there is any change to the investment policies of the Portfolio and will provide such other relevant information as Deutsche may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement, such relevant information including, but not limited to, providing Deutsche with historical performance (monthly return) for all of the managers that the Subadviser wishes to include in Deutsche's analysis, the Subadviser's performance objective (benchmarks for each Lifestyle Trust, constraints, performance objective), and any views that the Subadviser wishes to place on a benchmark or a manager's future performance. The Subadviser acknowledges that a failure to provide such information may adversely affect the quality of the services that Deutsche may provide.

(b.) Deutsche represents, warrants and agrees on a continuing basis the following:

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.       it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Deutsche is bound whether arising by contract, operation of law or otherwise;

16.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                        MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

                        by:     /s/ Roy Firth
                                ----------------------------------------
                                Roy Firth

                        DEUTSCHE ASSET MANAGEMENT, INC.

                        by:     /s/ William G. Butterly
                                ----------------------------------------
                                William G. Butterly

                                   APPENDIX A

         The Subadviser will pay Deutsche, as full compensation for all services provided under this Agreement a subadvisory consulting fee for each Lifestyle Trust at an annual rate as follows:

                                                 FIRST              EXCESS OVER
PORTFOLIOS                                   $100 MILLION          $100 MILLION
Lifestyle Aggressive 1000 Trust...........     .075%                 .050%

Lifestyle Growth 820 Trust................     .075%                 .050%

Lifestyle Balanced 640 Trust..............     .075%                 .050%

Lifestyle Moderate 460 Trust..............     .075%                 .050%

Lifestyle Conservative 280 Trust..........     .075%                 .050%

         The subadvisory consulting fee for each Lifestyle Trust is accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to Deutsche. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the applicable Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.


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